UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  November 29, 2004
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                               PTEK HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

                000-27778                             59-3074176
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        (Commission File Number)           (IRS Employer Identification No.)

  3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia        30326
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(Address of Principal Executive Offices)                    (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     On November 29, 2004, PTEK Holdings, Inc. (the "Company") issued a press release announcing the acquisition of ConferenceCallServices for approximately $14.0 million and I-Media SA for approximately (euro)14.3 million, both net of working capital. The acquisitions were funded with the Company's bank credit facility. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

Exhibit No.                                   Description
-----------                ----------------------------------------------------
    99.1                   Press Release,  dated November 29, 2004, announcing
                           the acquisitions of ConferenceCallServices and
                           I-Media SA.

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



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PTEK HOLDINGS, INC.


Date:  November 29, 2004      By:  /s/ L. Scott Askins
                              ---------------------------------------
                                         L. Scott Askins
                                         Senior Vice President - Legal,
                                         General Counsel and Secretary


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


Exhibit No.                                   Description
-----------                ----------------------------------------------------
    99.1                   Press Release,  dated November 29, 2004, announcing
                           the acquisitions of ConferenceCallServices and
                           I-Media SA.

                                       4